UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2025

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

HaPardes 134 (Meshek Sander)
Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 15, 2025, N2OFF, Inc. (the “Company”) issued 60,000 shares of common stock pursuant to new consulting agreements to consultants in consideration of various investor relations services provided to the Company.

The issuance of such shares were exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof as transactions by an issuer not involving a public offering.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2025, the Company held an annual general meeting of stockholders (the “Annual Meeting”). As of the close of business on October 24, 2025, the record date for the Annual Meeting, there were 2,682,483 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding, each of which was entitled to one vote per share.

At the Annual Meeting, the holders of 1,722,577 shares of the Common Stock, equivalent to approximately 64.21% of the outstanding shares entitled to vote at the Annual Meeting, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

Proposal #1. Election of Two Class I Directors. Proposal No. 1 was to reelect Ronen Rosenbloom and Israel Berenstein, two class I directors nominated for re-election, each to serve a three-year term or until their successors are elected and qualified, on the Company’s board of directors (the “Board”). This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,263,038	8,562	10,678	440,299

Proposal #2. The 2022 Share Incentive Plan Amendment Proposal. Proposal No. 2 was to approve an increase in shares available for issuance under the Company’s 2022 Share Incentive Plan (the “2022 Plan”). This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,252,667	29,576	35	440,299

Proposal #3. Advisory Vote. Proposal No. 3 was to approve, on an advisory basis, the grant of shares to members of the Board, under the 2022 Plan, and subject to the approval of Proposal 2. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,255,346	15,905	11,027	440,299

Proposal #4. Independent Auditor Proposal. Proposal No. 4 was to ratify the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2025. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,700,600	8,697	13,280	-

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date:	December 16, 2025	By:	/s/ David Palach
		Name:	David Palach
		Title:	Chief Executive Officer